NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Julia Hornack
Mayfield Village, Ohio 44143	(440) 395-2164
http://www.progressive.com

PROGRESSIVE ANNOUNCES QUARTERLY COMMON SHARE DIVIDEND, SHARE REPURCHASE AUTHORIZATION, AND APRIL RESULTS

MAYFIELD VILLAGE, OHIO -- May 15, 2019 -- On May 10, 2019, the Board of Directors of The Progressive Corporation (NYSE:PGR) declared a $0.10 per common share dividend, payable July 15, 2019, to shareholders of record at the close of business on July 5, 2019 (ex-dividend date of July 3, 2019). The Board also renewed the Company's authorization to repurchase up to 25 million of its common shares. This authorization, which does not have an expiration date, replaced the prior authorization, which was terminated.

The Company today reported the following results for April 2019:

	April	April
(millions, except per share amounts and ratios; unaudited)	2019	2018	Change

Net premiums written	$3,669.8	$3,226.9	14%
Net premiums earned	$3,348.3	$2,882.9	16%
Net income attributable to Progressive	$487.8	$260.6	87%
Per share available to common shareholders	$0.83	$0.44	88%
Total pretax net realized gains (losses) on securities	$131.6	$(6.6)	NM
Combined ratio	87.4	89.9	(2.5) pts.
Average diluted equivalent common shares	586.7	585.8	0%
NM = Not Meaningful

(thousands; unaudited)	April	April
	2019	2018	Change
Policies in Force
Agency – auto	6,687.2	6,014.3	11%
Direct – auto	7,427.8	6,506.7	14%
Total personal auto	14,115.0	12,521.0	13%
Total special lines	4,444.2	4,318.5	3%
Total Personal Lines	18,559.2	16,839.5	10%
Total Commercial Lines	721.7	667.4	8%
Property business	2,024.8	1,688.6	20%

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned and/or operated predominantly by small businesses. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

See the “Comprehensive Income Statements” and “Supplemental Information” for further month and year-to-date information and the "Monthly Commentary" at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
April 2019
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$3,669.8

Revenues:
Net premiums earned	$3,348.3
Investment income	80.9
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	22.8
Net holding period gains (losses) on securities	108.8
Net impairment losses recognized in earnings	0
Total net realized gains (losses) on securities	131.6
Fees and other revenues	50.8
Service revenues	18.2
Total revenues	3,629.8

Expenses:
Losses and loss adjustment expenses	2,232.2
Policy acquisition costs	280.8
Other underwriting expenses	464.1
Investment expenses	2.4
Service expenses	16.1
Interest expense	15.8
Total expenses	3,011.4

Income before income taxes	618.4
Provision for income taxes	130.5
Net income	487.9
Net (income) loss attributable to noncontrolling interest (NCI)	(0.1)
Net income attributable to Progressive	487.8

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(5.5)
Net unrealized losses on forecasted transactions	0
Other comprehensive income (loss)	(5.5)
Other comprehensive (income) loss attributable to NCI	0.2
Total comprehensive income attributable to Progressive	$482.5

1 See the Monthly Commentary at the end of this release. For a description of our financial reporting and accounting policies, see Note 1 to our 2018 audited consolidated financial statements included in our 2018 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
April 2019
(millions)
(unaudited)

	Year-to-Date
	2019	2018	% Change
Net premiums written	$12,909.7	$11,195.7	15

Revenues:
Net premiums earned	$11,808.1	$10,056.9	17
Investment income	333.8	224.0	49
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	68.9	107.0	(36)
Net holding period gains (losses) on securities	501.5	(161.8)	(410)
Net impairment losses recognized in earnings	(24.3)	0	NM
Total net realized gains (losses) on securities	546.1	(54.8)	NM
Fees and other revenues	181.0	148.0	22
Service revenues	60.8	49.4	23
Total revenues	12,929.8	10,423.5	24

Expenses:
Losses and loss adjustment expenses	7,991.2	6,879.8	16
Policy acquisition costs	991.4	830.4	19
Other underwriting expenses	1,635.3	1,372.0	19
Investment expenses	8.6	8.8	(2)
Service expenses	54.2	42.1	29
Interest expense	63.2	50.6	25
Total expenses	10,743.9	9,183.7	17

Income before income taxes	2,185.9	1,239.8	76
Provision for income taxes	615.2	249.9	146
Net income	1,570.7	989.9	59
Net (income) loss attributable to noncontrolling interest (NCI)	(4.5)	(11.3)	(60)
Net income attributable to Progressive	1,566.2	978.6	60

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	295.6	(243.2)	(222)
Net unrealized losses on forecasted transactions	0.2	0.3	(33)
Other comprehensive income (loss)	295.8	(242.9)	(222)
Other comprehensive (income) loss attributable to NCI	(2.1)	5.0	(142)
Total comprehensive income attributable to Progressive	$1,859.9	$740.7	151

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
April 2019
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2019	2018

Net income attributable to Progressive	$487.8	$1,566.2	$978.6
Less: Preferred share dividends	2.2	8.9	3.4
Net income available to common shareholders	$485.6	$1,557.3	$975.2
Per common share:
Basic	$0.83	$2.67	$1.68
Diluted	$0.83	$2.65	$1.67

Comprehensive income (loss) attributable to Progressive	$482.5	$1,859.9	$740.7
Less: Preferred share dividends	2.2	8.9	3.4
Comprehensive income (loss) attributable to common shareholders	$480.3	$1,851.0	$737.3
Per common share:
Diluted	$0.82	$3.16	$1.26

Average common shares outstanding - Basic	583.5	583.5	582.0
Net effect of dilutive stock-based compensation	3.2	3.1	3.7
Total average equivalent common shares - Diluted	586.7	586.6	585.7

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2019	2018
Fully taxable equivalent (FTE) total return:
Fixed-income securities	0.3%	2.6%	(0.5)%
Common stocks	3.7%	17.6%	(0.2)%
Total portfolio	0.6%	3.8%	(0.5)%

Pretax annualized investment income book yield	3.0%	3.1%	2.5%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
April 2019
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$1,533.3	$1,508.2	$3,041.5	$486.6	$141.7	$3,669.8
% Growth in NPW	12%	15%	13%	14%	17%	14%
Net Premiums Earned	$1,390.0	$1,426.4	$2,816.4	$406.7	$125.2	$3,348.3
% Growth in NPE	13%	17%	15%	22%	25%	16%

GAAP Ratios
Loss/LAE ratio	65.9	66.9	66.4	64.2	81.2[1]	66.7
Expense ratio	19.4	21.1	20.3	20.6	31.4[1]	20.7
Combined ratio	85.3	88.0	86.7	84.8	112.6[1]	87.4

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(8.3)
Current accident year						(13.2)
Calendar year actuarial adjustment	$(5.9)	$(7.4)	$(13.3)	$0	$(8.2)	$(21.5)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(8.3)
All other development						(17.5)
Total development						$(25.8)

Calendar year loss/LAE ratio						66.7
Accident year loss/LAE ratio						65.9

1 The loss/LAE ratio reflects 11.3 points from recording a reversal of the reinsurance recoverable under our aggregate stop-loss agreements, which covers certain ARX losses and a portion of the LAE associated with those losses. The expense ratio includes 4.8 points of amortization expense predominately associated with the acquisition of a controlling interest in ARX. Excluding these items, the Property business would have reported a loss/LAE ratio of 69.9, which includes 29.7 points from catastrophe losses (see Monthly Commentary for further discussion), an expense ratio of 26.6, and a combined ratio of 96.5 for April 2019.

2 Represents adjustments solely based on our actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
April 2019
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$5,299.7	$5,464.3	$10,764.0	$1,651.8	$493.9	$12,909.7
% Growth in NPW	13%	16%	14%	22%	18%	15%
Net Premiums Earned	$4,898.5	$5,002.7	$9,901.2	$1,419.7	$487.2	$11,808.1
% Growth in NPE	14%	18%	16%	24%	26%	17%

GAAP Ratios
Loss/LAE ratio	67.3	69.0	68.2	63.1	71.5	67.7
Expense ratio	19.3	21.1	20.2	20.8	30.2[1]	20.7
Combined ratio	86.6	90.1	88.4	83.9	101.7[1]	88.4

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(25.0)
Current accident year						0.1
Calendar year actuarial adjustment	$(7.0)	$(6.4)	$(13.4)	$(0.3)	$(11.2)	$(24.9)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(25.0)
All other development						(143.4)
Total development						$(168.4)

Calendar year loss/LAE ratio						67.7
Accident year loss/LAE ratio						66.3

1 Included in both the expense ratio and combined ratio is 4.9 points of amortization expense predominately associated with the acquisition of a controlling interest in ARX. Excluding these additional expenses, the Property business would have reported an expense ratio of 25.3 and a combined ratio of 96.8.

2 Represents adjustments solely based on our actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

April 2019
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $29,234.6)	$29,477.1
Short-term investments (amortized cost: $1,295.7)	1,295.7
Total available-for-sale securities	30,772.8
Equity securities:
Nonredeemable preferred stocks (cost: $1,053.0)	1,123.4
Common equities (cost: $1,195.2)	3,122.1
Total equity securities	4,245.5
Total investments[2]	35,018.3
Net premiums receivable	7,295.2
Reinsurance recoverables (including $2,709.8 on unpaid loss and LAE reserves)	2,843.3
Deferred acquisition costs	1,034.4
Goodwill and intangible assets	723.4
Other assets	2,688.2
Total assets	$49,602.8

Unearned premiums	$11,878.7
Loss and loss adjustment expense reserves	16,001.8
Other liabilities[2]	4,491.7
Debt	4,405.6
Total liabilities	36,777.8
Redeemable noncontrolling interest (NCI)	221.2
Shareholders' equity	12,603.8
Total liabilities, NCI, and shareholders' equity	$49,602.8

Common shares outstanding	584.0
Common shares repurchased - April	0
Average cost per common share	$0
Book value per common share	$20.74
Trailing 12-month return on average common shareholders' equity
Net income attributable to Progressive	28.8%
Comprehensive income attributable to Progressive	32.8%
Net unrealized pretax gains (losses) on fixed-maturity securities	$240.0
Increase (decrease) from March 2019	$(6.9)
Increase (decrease) from December 2018	$374.2
Debt-to-total capital ratio[3]	25.9%
Fixed-income portfolio duration	2.8
Weighted average credit quality	AA-
1 As of April 30, 2019, we held certain hybrid securities and recognized a change in fair value of $2.5 million as a realized gain during the period we held these securities.
2 At April 30, 2019, we had $80.1 million of net unsettled security transactions classified in "other liabilities."
3 Ratio reflects debt as a percent of debt plus shareholders' equity; redeemable noncontrolling interest is not part of this calculation.

Monthly Commentary

•
During April, we incurred $106.7 million, or 3.2 loss ratio points, of catastrophe losses, compared to $51.3 million, or 1.8 loss ratio points, last year. Our vehicle businesses incurred $49.9 million of the catastrophe losses and $56.8 million were from our Property business (45.4 points on our Property business combined ratio, which includes 15.7 points attributable to the reversal of a portion of our reinsurance recoverables under our aggregate stop-loss agreements). Wind and thunderstorms in Texas accounted for approximately 60% of our total catastrophe losses during the month. Our year-to-date total catastrophe losses were $178.6 million, or 1.5 points, compared to $100.6 million, or 1.0 points, last year.

Events
We plan to release May results on Wednesday, June 12, 2019, before the market opens.

About Progressive
The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever and however it's most convenient - online at progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. Home insurance is underwritten by select carriers, including American Strategic Insurance Corp. and subsidiaries (ASI), our majority owned subsidiaries.

Progressive is the third largest auto insurer in the country; a leading seller of motorcycle and commercial auto insurance; and through ASI, one of the top 15 homeowners insurance carriers.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in general economic conditions (including changes in interest rates and financial markets); the possible failure of one or more governmental, corporate, or other entities to make scheduled debt payments or satisfy other obligations; our ability to access capital markets and financing arrangements when needed to support growth or other capital needs, and the favorable evaluations by credit and other rating agencies on which this access depends; the potential or actual downgrading by one or more rating agencies of our securities or governmental, corporate, or other securities we hold; the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including reinsurers and other counterparties to certain financial transactions or under certain government programs; the accuracy and adequacy of our pricing, loss reserving, and claims methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to attract and retain more customers, including our efforts to enter into new business areas with which we have less experience; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for the introduction of products to new jurisdictions, for requested rate changes and the timing thereof and for any proposed acquisitions; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments at the state and federal levels, including, but not limited to, matters relating to vehicle and homeowners insurance, health care reform and tax law changes; the outcome of disputes relating to intellectual property rights; the outcome of litigation or governmental investigations that may be pending or filed against us; severe weather conditions and other catastrophe events, and our ability to respond to changes in catastrophe loss trends; the effectiveness of our reinsurance programs; changes in vehicle usage and driving patterns, which may be influenced by oil and gas prices, changes in residential occupancy patterns, and the effects of the emerging “sharing economy”; advancements in vehicle or home technology or safety features, such as accident and loss prevention technologies or the development of autonomous or partially autonomous vehicles; our ability to accurately recognize and appropriately respond in a timely manner to changes in loss frequency and severity trends; technological advances; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions, and safeguard personal and sensitive information in our possession, whether from cyber attacks, other technology events or other means; our continued access to and functionality of third-party systems that are critical to our business; our ability to maintain adequate staffing levels, and the sources from which we obtain talent; our continued ability to access cash accounts and/or convert securities into cash on favorable terms when we desire to do so; restrictions on our subsidiaries’ ability to pay dividends to The Progressive Corporation; possible impairment of our goodwill or intangible assets if future results do not adequately support either, or both, of these items; court decisions, new theories of insurer liability or interpretations of insurance policy provisions and other trends in litigation; changes in health care and auto and property repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.